SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 25, 2001
                        ----------------
                         Date of Report
                (Date of Earliest Event Reported)


                      ENEFTECH CORPORATION
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    Texas                   00-32677                    76-0676166
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)


        92 Corporate Park, Ste. C #273, Irvine, CA 92606-5106
        ----------------------------------------------------
             (Address of principal executive offices)

                           949-862-5834
                  -------------------------------
                   Registrant's telephone number

                    ILN BARRINGTON CORPORATION
              15007 Grove Gardens, Houston, TX 77082
           ---------------------------------------------
              (Former name and address of Registrant)



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Reorganization dated October 25, 2001 the ("Plan"), between the Registrant ("the Company"); the sole shareholder of the Registrant; and the general partners of Eneftech Group, a California Partnership ("Eneftech"), as listed in the Plan
(see exhibit 2.1), the general partners of Eneftech became the controlling stockholder of the Registrant in a transaction viewed as an asset purchase. The Plan will be treated as an acquisition of Eneftech for accounting purposes, and the effective date of the Plan was October 25, 2001.

The Plan was adopted, ratified and approved by the sole shareholder, officer and director of the Registrant, and by the general partners of Eneftech.

The source of the consideration used by the Eneftech to acquire respective interest in the Registrant was the exchange of 100% of the assets and liabilities of Eneftech for 30 million "unregistered" and "restricted" shares of $0.0001 par value common stock of the Registrant, pursuant to the Plan.

The basis of the "control" by the sole owner of Eneftech is stock ownership. See the table below under Paragraph (b) of this Item.

The sole stockholder of the Registrant and the percentage of ownership of such outstanding voting securities of the Registrant prior to the completion of the Plan was ILN Industries, LLC, who owned 5,000,000 shares or 100%, as reported in the Registrant's 10-SB/12g, which has been filed with the Securities and Exchange Commission.

Pursuant to the Plan, the Registrant was required:

     1. To issue 30 Million "unregistered" and "restricted" shares of $0.0001 par value common stock as the sole consideration for the assets of Eneftech;

     2. Following resignations, in seriatim, of the director and executive officers of the Registrant, to designate and elect, in seriatim, Mary Jean Buerer as President/Treasurer and Director; Meinrad C. Buerer as Secretary and Director;
         and El Hadj-Malick Kane as Director of the Registrant, to serve until the next annual meeting of stockholder and until their respective successors are elected and qualified or until their prior resignations or terminations.

Taking into account the shares issued for the assets of Eneftech, there will be 35 Million issued and outstanding shares of common stock of the Registrant as a result of the foregoing.

A copy of the Plan of Reorganization is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):



                                 Number of shares of         Percent of
                                    Common Stock           Common  Stock
Name                             Beneficially Owned      Beneficially Owned
--------------------            --------------------     ---------------------
El Hadj Malick Kane
15, avenue des Oiseaux               12.8 MILLION               36.57%
1018 Lausanne,
Switzerland

Mary Jean Buerer                      8.6 MILLION               24.57%
5 Grand Rue
1315 La Sarraz
Switzerland

Meinrad Buerer                        8.6 MILLION               24.57%
5 Grand Rue
1315 La Sarraz
Switzerland

ILN Industries, LLC                   5.0 MILLION               14.29%
15007 Grove Gardens
Houston, TX 77082




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 25, 2001 the Company fully consummated the acquisition of Eneftech in accordance with the "Plan" described in Item 1 above. The consideration given for the assets of Eneftech was the issuance of 30 Million "unregistered" and "restricted" shares of the Company's Stock. The transaction was consummated October 25, 2001. See Item 1 above for additional information regarding the transaction.

(a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the general partners of Eneftech. Stockholders and Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Eneftech; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined in his good faith that the consideration for the exchange was reasonable, under these circumstances.

No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Eneftech prior to the completion of the Plan.

(b) The Registrant, intends to continue the business operations formerly conducted by Eneftech which are described below under the caption Business.

BUSINESS

The Registrant will be engaged in the business of power, heating and cooling distributed generation for industrial, commercial and residential customers. The technology to be developed by Registrant, based on Organic Rankine Cycles, allows capitalization on the poorly exploited niche market of small-scale power generation units
(less than 50kW elec.), as well as low temperature hot sources.


Applications cover the areas of 1) microgeneration, 2) waste heat recovery from industrial processes, 3) waste treatment, and 4) generation from renewable energy sources (geothermal, thermal solar, biomass). The technology allows this wide spectrum of applications with the core energy system remaining the same for each end-use.


Customers who purchase the Company's products will be able to generate their own power:

1) from burning a variety of fuels, either fully independently or as grid back-up during outages, or during peak load (peaking price periods), while optionally serving their thermal and/or cooling needs.

2) from low temperature waste heat recovery within their industrial process, or from exhaust gases or cooling medium of existing power generation units; significant savings are then generated due to an increase of the global efficiency of the process.

3) using low cost solar collectors, or low temperature geothermal sources.

4) using recovered waste treatment bio-gas (water treatment plant, landfill).


PLAN OF OPERATIONS

The core Eneftech system uses the Rankine steam cycle as the thermodynamic principle, but employs an organic refrigerant as the working fluid, which is more adapted to low temperature applications than water. Such a system is already used in the industrial sector, mainly in geothermal power plants, but only for medium and large scale capacities (over a few megawatts) due to the lack of economically viable turbines adapted to small-scale power generation.

The Company will design and produce economical small-scale units, featuring the following main innovative concepts: the conversion of hermetic scroll compressors into turbines and the design of a multi-fuel boiler. These concepts will allow this technology to play a significant role in the fast emerging market of distributed generation. The technology will benefit from numerous competitive advantages. The core Eneftech product is a small-scale power generation system based on components produced in large quantities and therefore benefits from low cost and high reliability, in contrast to state of the art microturbines and fuel cells. In addition, this technology will require much lower maintenance than gas engines, and do not suffer from noise disturbance. It will also benefit from a more adapted power to heat ratio for cogeneration applications.

The feasibility of this concept - that is scroll compressor conversion into turbines - has been demonstrated by the deployment of two prototypes put into operation for research purposes, where turbine performances have been measured and the critical lubrification process within an inverse working cycle has been successfully tested.


The Registrant will pursue a patent application for the particular concept of a multi-fuel boiler, the details for which can not be disclosed here. This product will allow the core system to function on several different fuel sources with no other modifications besides those required for the burners. Furthermore, the Registrant plans to apply for patents on several key components of the core Eneftech energy system.


The Registrant will manufacture its core system for the purpose of seven different applications adapted for different industrial and residential sectors, with capacities starting at 3 and up to 50 Kwe.

The Registrant will initially be seeking the United States market. To ensure an effective distribution chain, the Registrant will join in strategic partnerships with suppliers of complementary technologies. The marketing plan will therefore involve a joint effort between the Registrant and such mainstream suppliers, ensuring a strong marketing position. Furthermore, the Registrant will have on staff a team of sales experts who will work with potential clients from each market segment. This team will be trained in energy audits and industrial requirements to ensure that clients also receive a customized and overall energy consulting service.

Regarding the initial phase, production of prototypes will be initiated in an interim partnership with a well-known laboratory in California. This prototype development period will allow for the cost optimization of each system to its respective application, and is expected to occur only in the first two years, as the major part of the components are of proven technologies.

Marketing efforts will also be aided during the first few years by on-site testing of Registrant prototype applications in collaboration with several key clients. These key applications, serving various energy needs, will be publicized extensively showing the great potential of the Registrant's products. Earnings from product sales may occur during the third year of operations, while earnings from another part of the company, consulting and energy services, will be possible already in the first or second year of operations.


SERVICES TO BE OFFERED

The Registrant will provide services to clients in industrial sectors aiming to improve their energy efficiency and reduce their potential carbon liabilities. These services will be provided by two teams of experts, 1) the Company staff engineers and economists,
2) external experts in partnership with the Registrant. For the purpose of the latter point, the Company is actively negotiating with potential future partners.

To date the Company's current business activities have consisted of developing the technology - both concept-wise and in practice, developing the business plan, assembling a management team, and pursuing financing.


DESCRIPTION OF PROPERTY

The Company owns only intellectual property, including its business plan. Office space will soon be secured in Los Angeles, CA for financial operations of the company, and in San Francisco, CA where the company plans to commensurate its business activities.

MANAGEMENT

Names                       Title or Position                           Ages
Mary-Jean Buerer            President/Treasurer, CEO and Director        27
El Hadj-Malick Kane         COO and Director                             33
Meinrad C. Buerer           Vice President/Secretary and Director        29
R. Michael Mendieta         CFO                                          **


RESUME

MARY JEAN BUERER, President/CEO/Treasurer and Director

Mrs. Mary Jean Buerer joined Eneftech to provide her expertise and management experience. She has most recently worked as a carbon and energy strategy consultant with the UK-based consulting company - the Environment Business. Her expertise in environmental business strategy is complemented by her PhD work on corporate carbon strategy development. Mary Jean also draws upon her management experience, after being appointed Program Manager to the International Emissions Trading Association (IETA), where she managed this international association of corporate members on behalf of the Board. While there, she worked to ensure the association provided input to international climate change policy development - specifically the development of agreed components for an international emissions trading scheme. Her previous experience has been in consulting in the area of environmental economics for the United Nations Environment Programme (UNEP) in 1998 and the United Nations Conference on Trade and Development (UNCTAD) in 1999. Entrepreneurial experience also includes her involvement as Executive Director of the once California-based non-profit organization, Evolving Minds Communications in 1995, an organization dedicated to promoting environmental products, services and causes through internet, radio and video media forms.

MALICK KANE, Chief Operating Officer/Director

Mr. Malick Kane created the Eneftech core concept while completing his PhD from the Swiss Federal Institute of Technology in Lausanne
(EPFL). His previous work experience has been with the Laboratory of Industrial Energy (LENI) of the Department of Mechanics at EPFL, and as a project engineer in STUCKY consulting engineers (Switzerland).
He has worked on several engineering projects involving co-generation ystems, solar power systems, desalination power plant systems, and most importantly the organic rankine cycle (ORC) scroll project which led to the development of the Registrant core energy system. Mr. Kane has authored and co-authored several scientific papers on his work since 1995. While developing sustainable energy systems - based on solar thermal, solar/fossil, bio-gas motor and ORC units, to name a few, he has developed extensive project management experience, as well as thermo-mechanical engineering expertise, including solar energy systems expertise.

MEINRAD BUERER, Vice-President of Energy and Sustainability Advisory Services/Secretary and Director

Mr. Buerer brings his multi-faceted skills in energy systems engineering, economics, and management to the Registrant. He holds a Masters in Mechanical Engineering and a Masters in Energy Economics and Management, and is currently conducting a PhD at the Swiss Federal Institute of Technology. Mr. Buerer has specific expertise in the technological, environmental and economic modeling and optimization of integrated energy systems. He has managed several engineering projects for the Laboratory of Industrial Energy (LENI) including the environmental and economic modeling of power generation for Alstom Power, and the thermoeconomic optimization of the retrofit of the Chavalon steam cycle power plant in Switzerland into a combined cycle power plant. Previous experience includes consulting in energy systems for buildings at ERTE Energy Consulting SA, Geneva, and engineering water and energy conservation systems at the Center for European Nuclear Research (CERN), Geneva.
Mr. Buerer, through such projects, has gained extensive management experience, as well as a well-balanced expertise in energy economics and cost-optimal engineering design.

R. MICHAEL MENDIETA, Chief Financial Officer

Mr. Mendieta was the Director of Finance / Accounting, International Television Distribution for Sony Pictures Entertainment. Some of Mendieta's primary responsibilities were overseeing the annual budget, quarterly forecasts, and four-year plans for Sony Pictures Entertainment international revenues. He analyzes the financial impact of new agreements and business opportunities, oversees quarterly marketing reports for international marketing and oversees financial reporting for thirteen territories. Prior to working at Sony, Mr. Mendieta was the Director of Home Video & Television Reporting, International / Domestic for DreamWorks S.K.G. He prepared monthly internal and external financials in accordance with FAS 53, interfaced between operations, production, and corporate finance / accounting regarding contract administration and home video and television matters. Prior to DreamWorks S.K.G., Mr. Mendieta was Manager of Financial Reporting for A&M Records.


JONATHAN COOPER, Consultant, Corporate Development.
Mr. Cooper, who is currently with Point of No Return Entertainment, was with the Global Corporate Strategy and Development Team for Level 3 Communications, Inc. For Level 3 Communications, Inc., his responsibilities included strategic support for M&A deals, market intelligence, and design of a market strategy for both the infrastructure (collocation and power) and session technology products (VoIP, Managed Modem, interactive gaming and presence), and creation and implementation of Level 3's channel strategy for the media and entertainment industry. Mr. Cooper was also a process consultant with Andersen Consulting (Accenture). At Andersen Consulting, he designed, built, and implemented Health Care applications for both PPO and HMO solutions.



During the development stage, the Registrant will enter into consulting agreements in which each Executive will receive the following registered and unrestricted stock grants pursuant to the 2001 stock incentive plan and stock grant agreement to be filed with the SEC registration Form S-8.



Executive                                        Shares to be
                                                    issued
Mary Jean Buerer, CEO                            350,000 Shares

El Hadj-Malick Kane, COO                         350,000 Shares

Meinrad C. Buerer, VP of Energy and              350,000 Shares
  Sustainability Advisory Services

R. Michael Mendieta, CFO                         175,000 Shares


RISK FACTORS

Limited Operating History.
The Company has only a limited operating history upon which an evaluation of the Company and its prospects can be based. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. To address these risks, it must, among other things, respond to competitive developments. There can be no assurance that the Company will be successful in addressing such risks.

FUTURE CAPITAL REQUIREMENTS

Uncertainty of Future Funding.
The Company presently has extremely limited operating capital. It will require substantial additional funding in order to realize ts goals of commencing nationwide marketing of its products and services. Depending upon the growth of its business operations, and the acceptance of its products and services, the Company will need to raise substantial additional funds through equity or debt financing, which may be very difficult for such a speculative enterprise. There can be no assurance that such additional funding will be made available to the Company, or if made available, that the terms thereof will be satisfactory to the Company. Furthermore, any equity funding will cause a substantial decrease in the proportional ownership interests of existing stockholders.

LIMITED MARKET FOR COMMON STOCK

Limited Market for Shares. Any market price that may develop for shares of common stock of the Company is likely to be very volatile, and factors such as success or lack thereof in developing and marketing the Company's products and services, competition, governmental regulation and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Company's common stock in any market that may develop.

DILUTION

Dilution usually results from the substantially lower prices paid by insiders for their securities in a company when compared with the price being paid by other investors. Financial Statements of the Company and the Pro Forma Combined Balance Sheets and Statements of Operations of the Registrant and Eneftech taking into account the completion of the Plan, and as described under Item 7 have not been completed to date.
The issuance of the securities to the Eneftech general partners will substantially dilute the interest of other stockholders in the Registrant.

FUTURE SALES OF COMMON STOCK

There is presently no market for the shares of common stock of the Registrant. See the Risk Factor "Limited Market for Common Stock; Limited Market for Shares," above. Future sales of securities pursuant to Rule 144 of the Securities and Exchange Commission may have an adverse impact on any market which may develop in the Registrant's securities. Presently, Rule 144 requires a one year holding period prior to public sale of "restricted securities" in accordance with this Rule; the Directors could each sell (i) an amount equal to 1% of the total outstanding securities of the Registrant in any three month period or (ii) the average weekly reported volume of trading in such securities on all national securities and exchanges or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice under Rule 144 (this computation is not available to OTC Bulletin Board companies), with the one year holding period to have commenced on October 25, 2001.

VOTING CONTROL

By virtue of their collective ownership of approximately 85.7% of the Registrant's outstanding voting securities, the current Directors have the ability to elect all of the Registrant's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Collectively, these persons may be deemed to have absolute control over the management and affairs of the Registrant.

DEPENDENCE ON KEY PERSONAL

The Registrant's performance is substantially dependent on the performance of its executive officers and key employees. Given the Registrant's early stage of development, the Registrant is dependent on its ability to retain and motivate high quality personnel, especially its current management. The Registrant does not have a "key person" life insurance policy on any of its employees. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, operating results or financial condition of the Registrant.

DIVIDENDS

The Registrant does not anticipate paying dividends on its common stock in the foreseeable future. Future dividends, if any, will depend upon the Registrant's earnings, if any, and subscribers who anticipate the need of cash dividends from their investment should refrain from the purchase of the Shares being offered hereby.

PENNY STOCK

The Registrant's securities are deemed to be "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission; This designation may have an adverse effect on the development of any public market for the Registrant's shares of common stock or, if such a market develops, its continuation, as broker-dealers are required to personally determine whether an investment in the securities is suitable for customers prior to any solicitation of any offer to purchase these securities.

Penny stocks are securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange;
(iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i)above);
or (iv) of an issuer with net tangible  assets less than $2,000,000
(if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average annual revenues of less than $6,000,000 for the last three years.

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

Further, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii)above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for purchasers of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

The Bylaws of the Registrant provide for indemnification to the fullest extent allowed under the Texas Business Corporations Act. Generally, under this Act, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than action by or any right of the corporation, by reason of the fact that such person was a director, officer, employee or agent of the corporation, against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful. It is the position of the Securities and Exchange Commission that indemnification against liabilities for violations of the federal securities laws, rules and regulations is against public policy.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.  OTHER EVENTS

        See Item 1.


On October 26, 2001, the Board of Directors of the Company approved the formation of a special committee (the Committee) to implement, oversee and manage the Eneftech Corporation 2001 Stock Incentive
Plan (the Plan) and Stock Grant Agreements. The following persons were nominated by the Board of Directors of the company as the Directors of the Committee, to serve until the next annual meeting of the Board and until their successors are elected and qualify, or until their earlier resignation or termination: Mary Jean Buerer, Meinrad
C. Buerer, and El Hadj-Malick Kane.

In addition the Board of Directors of the Company also approved the execution and the filing of SEC form S-8 in order to register all shares of common stock granted under the 2001 Stock Incentive Plan incorporated by reference in this document as exhibit 3.3.


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The sole officer and director of ILN Barrington Corporation resigned as an officer and director of ILN Barrington Corporation effective upon completion of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS

(a) Financial Statements of Businesses Acquired.

     Financial Statements are being prepared and will be filed as an amendment to this Form 8-k within 60 days of the date November 8, 2001.

(b) Pro Forma Financial Information.

     Combined Balance Sheets, Combined Statements of Operations of ILN Barrington Corporation and Eneftech are being prepared and will be filed within 60 days of the date November 8, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR

      Not Applicable

EXHIBITS

2.1. Agreement and Plan of Reorganization between Eneftech Group and ILN Barrington Corporation.

3.1. Certificate of Amendment to Articles of Incorporation of ILN Barrington Corporation.

3.2.   Minute of Special Meeting of ILN Barrington Corporation, 10-25-01

3.3.   Minute of Special Meeting of Eneftech Corporation, 10-26-01



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Eneftech Corporation


  November 20, 2001                     By /s/ Mary Jean Buerer
                                     --------------------------------
                                       Mary Jean Buerer, President



Exhibit 2.1

      Date: October 25, 2001


     AGREEMENT AND PLAN OF REORGANIZATION among ILN Barrington Corporation, a Texas Corporation ("Barrington" or "Registrant"); ILN Industries, LLC, a Texas Limited Liability Company hereof (the "Barrington Shareholder"), being the owner of record of all of the issued and outstanding stock of Barrington; and Eneftech Group, a California Partnership ("Eneftech").

     WHEREAS, the Board of Directors and shareholder of Barrington and the general partners of Eneftech have adopted resolutions pursuant to which Barrington shall acquire and Eneftech shall exchange the assets and liabilities described in Exhibit B hereof (hereinafter, respectively, the "Assets" or the "Liabilities"), which is incorporated herein by reference;

     WHEREAS, the sole consideration for the Assets shall be the issuance of 30,000,000 shares of "unregistered" and "restricted"
$0.0001 par value common stock of Barrington, and the assumption of the Liabilities;

     WHEREAS, ILN Industries, LLC, after the effectuation of this plan, will transfer its 5,000,000 shares of $0.0001 par value common stock of Barrington (issued originally on April 2, 2001) to the Registrant for cancellation. The Registrant will then reissue to ILN Industries, LLC 5,000,000 "unregistered" and "restricted" shares of $0.0001 par value common stock of the Registrant;

     WHEREAS, all common stock issued regarding this plan be deemed validly issued, fully paid and non-assessable; and

     WHEREAS, Eneftech shall acquire in exchange such shares of the Company in a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, Barrington, the Shareholders of Barrington, and the general partners of Eneftech shall adopt this plan of reorganization and agree as follows:

     1.  PURCHASE AND SALE OF ASSETS

     1.1. PURCHASE AND SALE. Barrington hereby agrees to acquire and Eneftech hereby agrees to exchange the Assets owned by Eneftech as of October 25, 2001.

     1.2. CONSIDERATION FOR THE ASSETS. The consideration paid for the Assets shall consist solely of 30,000,000 "unregistered" and "restricted" shares of $0.0001 par value common stock of Barrington to be issued in exchange therefore, and the assumption of the Liabilities.

     1.3. DELIVERY OF SHARES. Upon the execution and delivery by Eneftech of an assignment or assignments and other instruments required or necessary to transfer the Assets to Barrington, the Barrington shareholder shall deliver one stock certificate to each of the Eneftech Stockholders in the amount set opposite their respective names as listed on Exhibit A hereto representing 30,000,000 "restricted" and "unregistered" shares of common stock of Barrington in the aggregate.

     1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, Eneftech shall execute such additional instruments and take such other action as Barrington may request in order to exchange and transfer clear title and ownership in the Assets to Barrington.

     1.5. RESIGNATION OF PRESENT DIRECTORS AND EXECUTIVE OFFICERS AND DESIGNATION OF NEW DIRECTORS AND EXECUTIVE OFFICERS. On Closing, Henry Jan shall resign as director and officers of Barrington and designate the directors and executive officers nominated by Eneftech to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Barrington, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Mary Jean Buerer, President/Treasurer and Director;
Meinrad Buerer, Vice President/Secretary and Director; and El Hadj Malick Kane, Director.

     1.6. CHANGE OF NAME. The signatures from the sole Barrington shareholder and Director in this Plan shall represent a unanimous written consent to change the Company name "Barrington" to "Eneftech Corporation" or, if unavailable, any name similar to, by amending the Articles of Incorporation.

     1.7. CLOSING. The Plan will be deemed to be closed on receipt of all the signatures from the Eneftech partners collectively holding 100% ownership of Eneftech.

     2.0.  CLOSING.

     2.1. PLACE. The Closing contemplated herein shall be held at the offices of ILN Industries, LLC 15007 Grove Gardens, Houston, TX 77082, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

     2.2. EXECUTION OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

     3.0.  REPRESENTATIONS AND WARRANTIES OF BARRINGTON

     Barrington represents and warrants as follows:

     3.1. CORPORATE ORGANIZATION AND GOOD STANDING. Barrington is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     3.2. REPORTING COMPANY STATUS. Barrington has filed with the Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

     3.3. REPORTING COMPANY FILINGS. Barrington has timely filed and is current on all reports required to be filed by it pursuant to
Section 13 of the Securities Exchange Act of 1934.

     3.4. CAPITALIZATION. Barrington's authorized capital stock consists of 100,000,000 shares of Common Stock, $.0001 par value, of which 5,000,000 shares are issued and outstanding, and 20,000,000 shares of non-designated preferred stock of which no shares are designated or issued.

     3.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued and non-assessable.

     3.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Barrington Common or Preferred Stock issued or committed to be issued.

     3.7. CORPORATE AUTHORITY. Barrington has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

     3.8. AUTHORIZATION. Execution of this agreement has been duly authorized and approved by Barrington's board of directors.

     3.9. SUBSIDIARIES. Except as set out by attached schedule, Barrington has no subsidiaries.

     3.10. FINANCIAL STATEMENTS. Barrington's financial statements dated April 30, 2001 (the "Barrington Financial Statements"), fairly present the financial condition of Barrington as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     3.11. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Barrington Financial Statements, Barrington did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     3.12. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Barrington since the date of the Barrington Financial Statements.

     3.13. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Barrington, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Barrington or against any of its officers.

     3.14. CONTRACTS. Except as set out by attached schedule, Barrington is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part after the date of this agreement.

     3.15. TITLE. Except as set out by attached schedule, Barrington has good and marketable title to all the real property and good and valid title to all other property included in the Barrington Financial Statements. Except as set out in the balance sheet thereof, the properties of Barrington are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Barrington.

     3.16. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Barrington for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Barrington Financial Statements are adequate to cover any such taxes that may be assessed against Barrington in respect of its business and its operations during the periods covered by the Barrington Financial Statements and all prior periods.

     3.17. NO VIOLATION. Consummation of the Acquisition will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Barrington is subject or by which Barrington is bound.

     4.0. 	REPRESENTATIONS AND WARRANTIES OF THE BARRINGTON
SHAREHOLDERS

     The Shareholders, individually and separately, represent and warrant as follows:

     4.1. TITLE TO SHARES. The Shareholders, and each of them, are the owners, free and clear of any liens and encumbrances, of the number of Barrington shares which are listed in the attached schedule and which they have contracted to transfer.

     4.2. LITIGATION. There is no litigation or proceeding pending, or to each Shareholder's knowledge threatened, against or relating shares of Barrington held by the Shareholders.

     5.0.  REPRESENTATIONS AND WARRANTIES OF ENEFTECH

     Eneftech represents and warrants as followed:

     5.1. OWNERSHIP. Eneftech owns the Assets, free and clear of any liens or encumbrances of any type or nature whatsoever, except the Liabilities, and Eneftech has full right, power and authority to convey these Assets without qualification.

     5.2. CONDITION OF THE ASSETS. At the time of Closing, the Assets shall be in good and marketable condition, suitable for the uses for which they were intended and, reasonable wear and tear excepted, shall be free of any material defect.

     5.3. GOOD STANDING. Eneftech is a partnership duly organized, validly existing, and in good standing under the laws of the State of California and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     5.4. CORPORATE AUTHORITY. Eneftech has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     5.5. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by the general partners of Eneftech.

     5.6. SUBSIDIARIES. Except as set out by attached schedule, Eneftech has no subsidiaries.

     5.7. FINANCIAL STATEMENTS. Eneftech's financial statements dated as of October 25, 2001, copies of which will have been delivered by Eneftech to Barrington, (the "Eneftech Financial
Statements"), fairly present the financial condition of Eneftech as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     5.8. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Eneftech Financial Statements, Eneftech did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     5.9. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of Eneftech since the date of the Eneftech
Financial Statements.

     5.10. LITIGATION. Except as set out by attached schedule, there is not, to the knowledge of Eneftech, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Eneftech or against any of its officers.

     5.11. CONTRACTS. Except as set out by attached schedule, Eneftech is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     5.12. TITLE. Except as set out by attached schedule, Eneftech has good and marketable title to all the real property and good and valid title to all other property included in the Eneftech Financial Statements. Except as set out in the balance sheet thereof, the properties of Eneftech are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Eneftech.

     5.13. TAX RETURNS. Except as set out by attached schedule, all required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Eneftech for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Eneftech Financial Statements are adequate to cover any such taxes that may be assessed against Eneftech in respect of its business and its operations during the periods covered by the Eneftech Financial Statements and all prior periods.

     5.14. NO VIOLATION. Consummation of the Acquisition will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Eneftech is subject or by which Eneftech is bound.

     6.0.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ENEFTECH

     All obligations of Eneftech under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     6.1. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Barrington contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     6.2. DUE PERFORMANCE. Barrington shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

     6.3. OFFICERS' CERTIFICATE. Eneftech shall have been furnished with a certificate signed by the President of Barrington, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Barrington contained herein are true and correct; and (2) that since the date of the financial statements (Exhibits C), there has been no material adverse change in the financial condition, business or properties of Barrington, taken as a whole.

     6.4. ASSETS AND LIABILITIES OF BARRINGTON. Unless otherwise agreed, Barrington shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

     	6.5. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS AND DESIGNATION OF NEW DIRECTORS AND EXECUTIVE OFFICERS. The present directors and executive officers of Barrington shall resign, and shall have designated nominees of Eneftech as outlined in Section
1.5 hereof as directors and executive officers of Barrington to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Barrington, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

     7.0.  CONDITIONS PRECEDENT TO OBLIGATIONS OF BARRINGTON

     	All obligations of Barrington under this Plan are subject, at Barrington's option, to the fulfillment, before or at the Closing, of each of the following conditions:

     7.1. REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Eneftech contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     7.2. DUE PERFORMANCE. Eneftech shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

     7.3. OFFICERS' CERTIFICATE. Barrington shall have been furnished with a certificate signed by the general partners of Eneftech, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Eneftech are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of Eneftech, taken as a whole.

     7.4. BOOKS AND RECORDS. Eneftech shall have caused Eneftech to make available all books and records of Eneftech; provided, however, only to the extent requested in writing by Barrington at Closing.

     8.0.  TERMINATION

     8.1. TERMINATING THE PLAN. Prior to Closing, this Plan may be terminated (1) by mutual consent in writing;(2) by either the sole director of Barrington or the general partners of Eneftech if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the sole director of Barrington or general partners of Eneftech if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in
Section 2.

     9.0.  ARBITRATION

     9.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Texas.

     9.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the State of Texas. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     9.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Texas, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     9.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     9.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     9.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     9.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     9.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     9.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     9.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     10.0.  GENERAL PROVISIONS.

     10.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

     10.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     10.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     10.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to Eneftech, to:

Eneftech Group
92 Corporate Park, Ste. C #273
Irvine, CA 92606-5106


If to Barrington, to:

ILN Barrington Corporation
C/O ILN Industries
P.O. Box 6162
Burbank, CA 91510


If to the Shareholders, to:

ILN Industries, LLC
P.O. Box 6162
Burbank, CA 91510


     10.5. GOVERNING LAW. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     10.6. ASSIGNMENT. This agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

     10.7. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     10.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

     10.9. NO REVERSE SPLIT. All stockholders of Barrington, including those to receive shares pursuant to Section 1.3 hereof, shall be protected against any reverse split that occurs in the reorganized company for a period of two years following Closing, and in the event of any such reverse split, such stockholders shall be entitled to have the reorganized company issue them additional shares to increase their respective stock holdings as though such reverse split had never been effected.

     10.10. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

     IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

ILN BARRINGTON CORPORATION


Date:  10-25-01             /s/Henry Jan
                               Henry L. Jan, President


SHAREHOLDER OF ILN BARRINGTON CORPORATION


Date:  10-25-01             /s/Henry Jan
                               Henry L. Jan, Executive Director
                               ILN Industries, LLC


ENEFTECH GROUP


Date:  10-25-01            /s/El Hadj Malick Kane
                              El Hadj Malick Kane
                              General Partner


Date:  10-25-01            /s/Mary Jean Buerer
                              Mary Jean Buerer
                              General Partner


Date:  10-25-01            /s/Meinrad Buerer
                              Meinrad Buerer
                              General Partner



                             EXHIBIT A


                           Eneftech Group
                          92 Corporate Park
                             Ste. C #273
                        Irvine, CA 92606-510

Name and Address              Ownership of            Number of Common
                             Eneftech Group        Shares of Barrington to be
                                                    Received in Exchange
El Hadj Malick Kane
15, avenue des Oiseaux            42.66%                   12,800,000
1018 Lausanne,
Switzerland

Mary Jean Buerer                  28.67%                    8,600,000
5 Grand Rue
1315 La Sarraz
Switzerland

Meinrad Buerer                    28.67%                    8,600,000
5 Grand Rue
1315 La Sarraz
Switzerland



                             EXHIBIT B


                           Eneftech Group
                         92 Corporate Park
                            Ste. C #273
                        Irvine, CA 92606-5106


                         ASSETS OF ENEFTECH


                       As of October 25, 2001




                    1) "ENEFTECH" business plan

                    2) Internet Domain Name "www.eneftech.com"




                             EXHIBIT C


                      ILN BARRINGTON CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)
                        FINANCIAL STATEMENTS
                        AS OF APRIL 30, 2001



                      ILN BARRINGTON CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)


                              CONTENTS

                                                              Page
                                                              ----

INDEPENDENT AUDITOR'S REPORT                                   F-2

FINANCIAL STATEMENTS

  Balance Sheet                                                F-3

  Statement of Loss and Accumulated Deficit During             F-4
  the Development Stage

  Statement of Cash Flows                                      F-5

  Statement of Stockholder's Equity                            F-6

NOTES TO FINANCIAL STATEMENTS                           F-7 to F-9

                                F-1



                    Independent Auditor's Report
                    ----------------------------


Stockholders and Board of Directors
ILN Barrington Corporation (A Development Stage Company)
Houston, Texas

We have audited the accompanying balance sheet of ILN Barrington Corporation (A Development Stage Company), as of April 30, 2001, and the related statements of loss and accumulated deficit during the development stage, cash flows, and stockholder's equity for the period from inception (April 2, 2001) to April 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ILN Barrington Corporation (A Development Stage Company) at April 30, 2001, and the results of its operations and its cash flows for the period from inception (April 2, 2001) to April 30, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has incurred a loss of $1,238 from inception (April 2, 2001) to April 30, 2001, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                      /s/ Dohan and Company, CPA's

May 2, 2001
Miami, Florida

                                F-2


ILN BARRINGTON CORPORATION
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
April 30, 2001

ASSETS

Deferred tax asset, less valuation allowance of $186         $   -
TOTAL ASSETS                                                 $   -
                                                             =========



LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES                                                  $   -
                                                             ---------
      TOTAL LIABILITIES                                          -
                                                             ---------
COMMITMENTS AND CONTINGENCIES (NOTE 4)

STOCKHOLDER'S EQUITY

   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized; none outstanding                           $   -
   Common Stock, $.0001 par value, 100,000,000 shares
      authorized; 5,000,000 shares issued and outstanding        500
   Additional paid-in capital                                  1,738
   Stock subscription receivable                              (1,000)
   Deficit accumulated during the development stage           (1,238)
                                                             ---------
      TOTAL STOCKHOLDER'S EQUITY                                 -
                                                             ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $   -
                                                             =========

See accompanying notes.

                                 F-3



ILN BARRINGTON CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF LOSS AND ACCUMULATED DEFICIT DURING THE DEVELOPMENT STAGE
For the period from inception (April 2, 2001) to April 30, 2001

EXPENSES
    Organizational expenses                                  $   300
    Professional fees                                            938
                                                             ---------
NET LOSS BEFORE INCOME TAX                                   $(1,238)

INCOME TAXES                                                     -
                                                             ---------
NET LOSS AND ACCUMULATED DEFICIT DURING THE
 DEVELOPMENT STAGE                                           $(1,238)
                                                             =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
(BASIC AND DILUTED)                                          5,000,000
                                                             =========
NET LOSS PER SHARE (BASIC AND DILUTED)                       $ (0.00)
                                                             =========

See accompanying notes.

                                 F-4


ILN BARRINGTON CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
For the period from inception (April 2, 2001) to April 30,2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $(1,238)
                                                              ---------
        NET CASH USED BY OPERATING ACTIVITES                   (1,238)
                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital Contributed                                         1,238
                                                              ---------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                1,238
                                                              ---------
NET INCREASE IN CASH AND EQUIVALENTS FOR THE PERIOD
    AND CUMULATIVE DURING THE DEVELOPMENT STAGE                   -

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                   -
                                                              ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     $   -
                                                              =========
SUPPLEMENTAL DISCLOSURES
    Interest paid                                             $   -
    Income taxes paid                                         $   -

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES
    Common stock issued for stock subscriptions receivable    $ 1,000
                                                              ---------

See accompanying notes.

                                 F-5


ILN BARRINGTON CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDER'S EQUITY

                                                                      Accumulated
                                                                        Deficit
                           Common Stock      Additional    Stock      During the     Total
                       --------------------   Paid-In   Subscription  Development Stockholder's
Description             Shares      Amount    Capital    Receivable      Stage       Equity
-----------------------------------------------------------------------------------------------
Common stock issued
 for cash               5,000,000   $ 500     $   500    $(1,000)       -

Contributed capital       -           -         1,238       -           -           1,238

Net loss and cumulative
 loss during the
 development stage        -           -          -                    (1,238)      (1,238)
-----------------------------------------------------------------------------------------------
BALANCE,
 April 30, 2001         5,000,000   $ 500     $ 1,738    $(1,000)    $(1,238)      $  -
===============================================================================================

See accompanying notes.

                                F-6



NOTE 1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BUSINESS ACTIVITY

        ILN Barrington Corporation (A Development Stage Company)(the Company) was incorporated in Texas on April 2, 2001, to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At April 30, 2001, the Company had not yet commenced any formal business operations. The Company's fiscal year end is December 31.

        The Company's ability to commence operations is contingent upon its ability to identify a prospective target business and raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

        INCOME TAXES

        The Company follows Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes". FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of the difference in events that have been recognized in the Company's financial statements compared to the tax returns.

        ADVERTISING

        Advertising costs will be expensed as incurred.

        NET LOSS PER COMMON SHARE

        Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period.
        Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

        CASH AND CASH EQUIVALENTS

        The company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

        DEVELOPMENT STAGE COMPANY

        The Company has been devoting its efforts to activities such as raising capital, establishing sources of information, and developing markets for its planned operations. The Company has not yet generated any revenues and, as such, it is considered a development stage company.

                                 F-7



NOTE 2.  RELATED PARTY TRANSACTIONS

        The Company issued 5,000,000 shares of common stock to ILN Industries, LLC, which is 100% owned by the President and sole director of the Company in April 2001. These shares were issued for a total value of $1,000.

        ILN Industries, LLC, the Company's sole shareholder contributed capital in the amount of $1,238, per a signed agreement dated April 2, 2001. The agreement calls for ILN Industries, LLC to provide the following services, without reimbursement from the Company, until the Company enters into a business combination as described in Note 1:

          a.  Location and review of potential target companies
          b. Payment of all corporate, organizational, and other costs incurred by the Company.

NOTE 3.  INCOME TAXES

        At April 30, 2001, the Company had a net operating loss of approximately $1,238. This loss may be used offset federal income taxes in future periods. However, if subsequently there are ownership changes in the Company, as defined in
        Section 382 of the Internal Revenue Code, the Company's ability to utilize net operating losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carryforwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carryforwards is dependent on the Company's ability to generate sufficient taxable income during the carryforward periods and no further significant changes in ownership.

        The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that, a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit of $186 resulting from the net operating loss may not be recognized in future periods. Therefore, a valuation allowance equal to the deferred tax benefit of $186 has been established, resulting in no deferred tax benefits as of the balance sheet date.

NOTE 4.  GOING CONCERN AND MANAGEMENT'S PLANS

        As shown in the accompanying financial statements, the Company incurred a net loss of $1,238 for the period from inception (April 2, 2001) to April 30, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to obtain financing and achieve profitable operations. The Company anticipates meeting its cash requirements through the financial support of its shareholders until such time as it finds a merger partner. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

                                 F-8



NOTE 5.  STOCKHOLDER'S EQUITY

        SALE OF SHARES

        In April 2001, the Company issued 5,000,000 shares of common stock for a total of $1,000. A stock subscription receivable was recorded in connection with this transaction.

        CAPITAL CONTRIBUTED

        In April 2001, the sole shareholder of the Company contributed $1,238 to pay for the Company's organizational expenses and audit fees.

        PREFERRED STOCK

        The Board of Directors is authorized to establish the rights and preferences of preferred stock. To date, the Board of Directors has not established those rights and preferences.

                                 F-9



                             EXHIBIT D


                               None.




                             EXHIBIT E


                           Eneftech Group
                          92 Corporate Park
                            Ste. C #273
                        Irvine, CA 92606-5106

                          October 25, 2001


                            BALANCE SHEET
                             (UNAUDITED)


    ASSETS

    CURRENT ASSETS
      Cash                                      $   -

    FIXED ASSETS
      Tangible Assets                           $   -
      Intangible Assets
      (business plan,
      internet domain)                          $ 2,550

      TOTAL ASSETS                              $ 2,550
                                                ========


    LIABILITIES                                 $   -
                                                --------
      TOTAL LIABILITIES                             -
                                                ========



                             EXHIBIT F

                               None.



                            EXHIBIT G

        ACKNOWLEDGEMENT AND APPROVAL OF TERMS AND CONDITIONS

     Pursuant to that certain Agreement and Plan of Reorganization (the "Plan") between the undersigned, Eneftech Group "Eneftech", Barrington, and the Stockholders of Barrington, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company. I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

     I further understand that immediately prior to the completion of the Plan, Barrington had no assets and no liabilities, of any measurable value, and that in actuality, the completion of the Plan and the exchange of my shares of Eneftech for shares of Barrington results in a decrease in the actual percentage of ownership that my shares of Eneftech represented in Eneftech prior to the completion of the Plan.

    	I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, options or warrants, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of accounting firms for the Company. I understand that the accountant for the Company is Dohan and Company, 7700 North Kendall Drive, #204, Miami, FL, 33156-7564, Telephone (305) 274-1366.
I further understand that, upon the completion of the Plan, no accountant, attorney, employee or consultant will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

     I also understand that I must bear the economic risk of ownership for any shares issued to me for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" and "restricted" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

     I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to Eneftech for use by Barrington as they are made to induce you to issue me the shares of Barrington under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

     1. That the shares being acquired are being received for investment purposes and not with a view Toward further distribution;

     2.  That I have a full and complete understanding of the phrase
"for investment purposes and not with a view toward further distribution";

     3. That I understand the meaning of "restricted" and "unregistered" shares and know that they are not freely tradeable;

     4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

     5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

     6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

     7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

     8. I also understand that without approval of counsel for Barrington, all shares of Barrington to be issued and delivered to me shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

         The shares, options or warrants of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

  Eneftech Group

  Date: 10-25-01        /s/El Hadj Malick Kane
                           El Hadj Malick Kane

  Date: 10-25-01        /s/Mary Jean Buerer
                           Mary Jean Buerer

  Date: 10-25-01        /s/Meinrad Buerer
                           Meinrad Buerer


                             EXHIBIT H


                 CERTIFICATE OF OFFICER PURSUANT TO

                AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the President of ILN Barrington Corporation, a Texas corporation ("Barrington"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Barrington; the Barrington Stockholders; and Eneftech Group, a California Partnership ("Eneftech").

     1. That the undersigned, Henry Jan, is the President of Barrington and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Eneftech;

     2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Barrington regarding the Plan:

     (i) All representations and warranties of Barrington contained within the Plan are true and correct;

     (ii) Barrington has complied with all terms and provisions required of it pursuant to the Plan; and

     (iii) There have been no material adverse changes in the financial position of Barrington as set forth in its financial statements for the period ending April 30, 2001, except as set forth in Exhibit D to the Plan.


  ILN BARRINGTON CORPORATION


  By: /s/Henry Jan
         Henry L. Jan, President



                              EXHIBIT I


                  CERTIFICATE OF OFFICER PURSUANT TO

                 AGREEMENT AND PLAN OF REORGANIZATION


     The undersigned, the general partners of Eneftech Group, a California Partnership ("Eneftech"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Eneftech; ILN Barrington
Corporation, a Texas Corporation ("Barrington"); and the
Barrington Stockholder to-wit:

     1. That the undersigned, El Hadj Malick Kane, Mary Jean
Buerer, and Meinrad Buerer are the general partners of Eneftech and have been authorized to execute and deliver this Certificate to Barrington and the Barrington Stockholder;

     2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Eneftech regarding the Plan:

     (i) All representations and warranties of Eneftech contained within the Plan are true and correct;

     (ii) Eneftech has complied with all terms and provisions required of it pursuant to the Plan; and

     (iii) There have been no material adverse changes in the financial position of Eneftech as set forth in its financial statements for the financial statements dated as of October 25, 2001, except as set forth in Exhibit F to the Plan.


  ENEFTECH GROUP

  Date: 10-25-01      /s/El Hadj Malick Kane
                         El Hadj Malick Kane

  Date: 10-25-01      /s/Mary Jean Buerer
                         Mary Jean Buerer

  Date: 10-25-01      /s/Meinrad Buerer
                         Meinrad Buerer


Exhibit 3.1

                     CERTIFICATE OF AMENDMENT
                                OF
                    ARTICLES OF INCORPORATION

ILN Barrington Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Texas, does hereby certify:

FIRST: That at a meeting of the Board of Directors of ILN Barrington Corporation, resolutions were duly adopted on October 25, 2001, setting forth a proposed amendment of the Articles of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing ARTICLE ONE and ARTICLE SIX, so that, as amended said Articles shall be and read as followed:

   ARTICLE ONE, The name of the Corporation is:

                  Eneftech Corporation

   ARTICLE SIX, Principal Office and Registered Agent

   The business address of the registered office of the Corporation and the name of its registered agent is

                   Sharlene Reese
                   C/o
                   SouthWest Promotions
                   7113 Burnet RD. Ste. #210
                   Austin, Texas 78757

   The reregistered agent is a resident of the State of Texas

SECOND: That there were 35,000,000 shares of common stock outstanding and entitled to vote.

THIRD: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the shareholders of said corporation was duly called and held, the amendment of ARTICLE ONE and ARTICLE SIX were adopted by unanimous written consent of all shareholders in accordance with article 9.10 of the Texas Business Corporations Act, and any written notice required by such article has been given.

FOURTH: That said amendments was duly adopted in accordance with the provisions of the Texas Business Corporations Act.

FIFTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the President of the Corporation has executed this Certificate of Amendment on October 25, 2001.


                        /s/Mary Jean Buerer
                           Mary Jean Buerer, President


Exhibit 3.2

        MINUTES OF THE BOARD OF DIRECTORS MEETING
          FOR ILN BARRINGTON CORPORATION

DATE: October 25, 2001
TIME: 10:30am
PLACE: 15007 Grove Gardens, Houston, TX 77082

BOARD MEMBERS PRESENT:

Henry L. Jan          	PRESIDENT, SECRETARY, & DIRECTOR

ALSO PRESENT WAS:

ILN Industries, LLC.    SOLE SHAREHOLDER OF BARRINGTON

RESOLVED, that the Company exchange the assets of Eneftech Group ("Eneftech")described in Exhibit B in consideration of 30,000,000 "restricted" and "unregistered" shares of the $0.0001 mill par value common stock of the Company and assume the liabilities of Eneftech described in Exhibit B of the Agreement and Plan of Reorganization (the "Plan") between the Company, and the sole owner of Eneftech, presented to a meeting of the Board of Directors;

FURTHER, RESOLVED, that in the good faith judgment of the directors, the acquisition of the assets listed in Exhibit B and the assumption of the liabilities listed in Exhibit B as contemplated by the Plan is fair, just and equitable, and in the best interest of the stockholders of the Company;

FURTHER, RESOLVED, that such shares, when issued, be deemed validly issued, fully paid and non-assessable;

FURTHER, RESOLVED, that the delivery of such shares be subject to the execution and delivery of the Plan by each such stockholder who is party to the Plan and Eneftech; and compliance by Eneftech with all of the terms and provisions thereof prior to Closing;

FURTHER, RESOLVED, that the officers of the Company be and they hereby are authorized and directed to execute and deliver the Plan and all other documents required or deemed necessary to complete the Plan for and on behalf of the Company pursuant to which the Company shall acquire the assets and assume the liabilities described in Exhibit B to the Plan in exchange for shares of the Company in a reorganization within the meaning of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended;

FURTHER, RESOLVED, that on Closing, the following persons nominated by the general partners of Eneftech will be designated as the directors of the Company, to serve until the next annual meeting of the stockholders and until their successors are elected and qualify, or until his earlier resignation or termination: Mary Jean Buerer, Meinrad Buerer and El Hadj Malick Kane.

FURTHER, RESOLVED, that Mary Jean Buerer, be elected as President and Treasurer; and Meinrad Buerer be elected as Secretary.

FURTHER, RESOLVED, if the Plan is completed as contemplated, the Company accept the resignation of Henry L. Jan effective on the Closing.


Date: 10-25-01                            /s/ Henry Jan
                                              Henry L. Jan


Exhibit 3.3

                    MINUTES OF SPECIAL MEETING
                      OF BOARD OF DIRECTORS

     The special meeting of the Board of Directors of the Corporation was held on the date and at the time and place set forth in the written waiver of Notice signed by the Board of Directors, fixing such time and place, and prefixed to the minutes of this meeting.

        There were present the following:

            Mary Jean Buerer - Director, President & Treasurer
            Meinrad C. Buerer - Director & Secretary
            El Hadj-Malick Kane - Director

        being all of the Directors of the Corporation.

     The meeting was called to order by the President.

        It was moved, seconded and unanimously carried that

            Mary Jean Buerer acted as Chairman and
            Meinrad C. Buerer acted as Secretary.

     After discussion, upon motion duly made, seconded and carried, it was:

RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to approve the formation of a special committee (the Committee) to implement, oversee and manage the ENEFTECH CORPORATION 2001 Stock Incentive Plan
(the Plan) and Stock  Grant Agreement.

FURTHER, RESOLVED, that the following persons nominated by the Board of Directors of Eneftech Corporation be designated as the Directors of the Committee, to serve until the next annual meeting of the Board and until their successors are elected and qualify, or until their earlier resignation or termination: Mary Jean Buerer, Meinrad C. Buerer, and El Hadj-Malick Kane.

FURTHER, RESOLVED, that the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may be, subject to compliance with applicable legal requirements, with respect to Participants who are not subject to
Section 16(b) of the Exchange Act, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the Board may exercise any of the authority conferred upon the Committee hereunder. In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

FURTHER, RESOLVED, that the Board of Directors of the Company be and they hereby are authorized and directed to approve and execute the filing of SEC form S-8 in order to register all shares of common stock granted under the 2001 Stock Incentive Plan.

There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

                                      /s/ Meinrad C. Buerer
                                      Meinrad C. Buerer, Secretary

/s/ Mary Jean Buerer
Mary Jean Buerer, Director


/s/ El Hadj-Malick Kane
El Hadj-Malick Kane, Director


/s/ Meinrad C. Buerer
Meinrad C. Buerer, Director

  DATE: 10-26-01
  TIME: 10:00am
  PLACE: 92 Corporate Park, Ste. C, Irvine, CA 92606-5106